UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2012

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 4, 2012, Cleco Corporation (the “Company”) issued a press release reporting its initial earnings guidance for 2013 and outlining its long-term capital expenditure forecast. For additional information, please refer to the press release furnished with this report as Exhibit 99.1 (the “Press Release”).
On December 4-6, 2012, members of the Company's senior management team will make various presentations in New York and Boston. A copy of the slides (the “Slides”) that management will use in their presentations is furnished with this report as Exhibit 99.2.
The information in the Press Release and the Slides is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section. Accordingly, the information in the Press Release and the Slides will not be incorporated by reference into any registration statement filed by the Company or its wholly owned subsidiary, Cleco Power LLC (“Cleco Power”), under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company or Cleco Power that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or of any of its subsidiaries, including Cleco Power.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

99.1 Press Release issued December 4, 2012 regarding the Company's earnings guidance for 2013 and its five-year capital expenditure forecast for 2013 through 2017.
99.2 Slides to be used by members of senior management of the Company in various presentations beginning on December 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATION

Date: December 4, 2012	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO POWER LLC

Date: December 4, 2012	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release issued December 4, 2012 regarding the Company's earnings guidance for 2013 and its five-year capital expenditure forecast for 2013 through 2017.
99.2	Slides to be used by members of senior management of the Company in various presentations beginning on December 4, 2012.